                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                             July 19, 2007
                             -------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated July 17, 2007



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On July 17, 2007 Westamerica Bancorporation announced their earnings for the second quarter of 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
July 19, 2007

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-16
                         July 17, 2007

FOR IMMEDIATE RELEASE
July 17, 2007

WESTAMERICA BANCORPORATION REPORTS $22.4 MILLION
QUARTERLY EARNINGS

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported quarterly net income for the second quarter of 2007 of $22.4 million, or $0.74 diluted earnings per share, compared to net income of $24.5 million, or $0.77 diluted earnings per share for the second quarter of 2006. For the second quarter of 2007, return on assets (ROA) was 1.92 percent and return on equity (ROE) was 21.9 percent.

Net income for the six months ended June 30, 2007 was $45.9 million or $1.50 diluted earnings per share compared to $50.6 million or $1.58 diluted earnings per share for the first six months of 2006. For the first six months of 2007, ROA and ROE were 1.97 percent and 22.5 percent, respectively.

"The competitive environment remains fierce for both loans and deposits, with continued pressure on net interest margins. While working to stabilize our margin, we are also focused on increasing our non-interest revenues and containing our expenses," said Chairman, President and CEO David Payne. "Our noninterest income increased 4.5 percent in the second quarter 2007 from the same period in 2006, while our expenses were reduced 6.2 percent from the year ago quarter. Our return on shareholders' equity at 21.9 percent for the second quarter 2007 remains relatively high for the banking industry," Payne added.

Net interest income on a taxable equivalent basis was $46.1 million for the second quarter of 2007, compared to $51.5 million reported for the second quarter of 2006. The reduced net interest income is attributable to a lower net interest margin and lower average earning assets. Competition for deposits has caused funding costs to rise at a faster pace than earning asset yields. Loan yields have also been impacted by competition. The second quarter 2007 net interest margin on a taxable equivalent basis was 4.36 percent, compared to 4.41 percent for the prior quarter and 4.58 percent for the second quarter of 2006.

The provision for loan losses was $75 thousand for the second quarter of 2007 unchanged from the prior quarter and down from $150 thousand for the second quarter of 2006. Net charge-offs for the second quarter of 2007 totaled $1.5 million, or 0.24 percent (annualized) of average loans compared to 0.08 (annualized) and 0.04 percent (annualized) of average loans for the prior quarter and second quarter of 2006, respectively. Non-performing loans and repossessed loan collateral at June 30, 2007 totaled $5.8 million, increased from $5.5 million at March 31, 2007.

Noninterest income for the second quarter of 2007 was $14.7 million, compared to $15.3 million for the previous quarter and $14.1 million for the second quarter 2006.

The change in noninterest income from the prior quarter includes:
* Increased deposit service charges ($188 thousand)
* Increased merchant card processing fees ($319 thousand)
* $822 thousand gain from company owned life insurance realized in the first quarter 2007.

The change in noninterest income from the second quarter 2006 includes:
* Increased deposit service charges ($530 thousand)
* Increased merchant card processing fees ($376 thousand)

Noninterest expense for the second quarter of 2007 totaled $24.7 million, unchanged from the prior quarter, but down from $26.3 million for the second quarter of 2006. The decrease in expenses from the second quarter of 2006 was primarily due to lower personnel, equipment, professional, telephone, and intangible amortization costs. The second quarter 2007 efficiency ratio (expenses divided by revenues) was 40.7 percent, compared to 39.7 percent for the prior quarter and 40.2 percent for the second quarter of 2006.

Shareholders' equity at June 30, 2007 was $408 million, reduced from $420 million at March 31, 2007. The Company's total regulatory capital ratio was 10.8 percent at June 30, 2007 compared to 11.0 percent at March 31, 2007; both measurements exceed the "well-capitalized" level of 10 percent under regulatory requirements.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 87 branches and two trust offices throughout 21 Northern and Central California counties. At June 30, 2007, the Company's total assets and total loans outstanding were $4.6 billion and $2.5 billion, respectively.

        Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:

        Westamerica Bancorporation
        Robert A. Thorson  -  SVP & Chief Financial Officer
        707-863-6840

FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended March 31, 2007, and Form 10-K for the year ended December 31, 2006, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                     #####

WESTAMERICA BANCORPORATION           Public Information July 17, 2007
FINANCIAL HIGHLIGHTS
 June 30, 2007

1. Net Income Summary.


                                   (dollars in thousands except per-share amounts)
                                                             Q2'07 /                 Q2'07 /                           6/30'07YTD /
                                      Q2'07       Q2'06       Q2'06       Q1'07       Q1'07     6/30'07YTD  6/30'06YTD  6/30'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Net Interest Income                $46,059     $51,503       -10.6%    $46,914        -1.8%    $92,973    $105,477       -11.9%
      (Fully Taxable Equivalent)
  2 Provision for Credit Losses             75         150       -50.0%         75         0.0%        150         300       -50.0%
  3 Noninterest Income:
  4     Life Insurance Gains                 0           0         n/m         822         n/m         822           0         n/m
  5     Other                           14,700      14,061         4.5%     14,455         1.7%     29,156      27,701         5.3%
                                   ------------------------            ------------            ------------------------
  6 Total Noninterest Income            14,700      14,061         4.5%     15,277        -3.8%     29,978      27,701         8.2%
  7 Noninterest Expense                 24,706      26,345        -6.2%     24,664         0.2%     49,370      51,829        -4.7%
                                   ------------------------            ------------            ------------------------
  8 Income Before Taxes (FTE)           35,978      39,069                  37,452                  73,431      81,049
  9 Income Tax Provision (FTE)          13,627      14,575        -6.5%     13,882        -1.8%     27,510      30,438        -9.6%
                                   ------------------------            ------------            ------------------------
 10 Net Income                         $22,351     $24,494        -8.8%    $23,570        -5.2%    $45,921     $50,611        -9.3%
                                   ========================            ============            ========================

 11 Average Shares Outstanding          29,938      31,364        -4.5%     30,342        -1.3%     30,139      31,525        -4.4%
 12 Diluted Average Shares              30,365      31,932        -4.9%     30,824        -1.5%     30,593      32,103        -4.7%
       Outstanding
 13 Operating Ratios:
 14   Basic Earnings Per Share           $0.75       $0.78        -4.4%      $0.78        -3.9%      $1.52       $1.61        -5.1%
 15   Diluted Earnings Per Share          0.74        0.77        -4.0%       0.76        -3.7%       1.50        1.58        -4.8%
 16   Return On Assets                    1.92%       1.99%                   2.03%                   1.97%       2.04%
 17   Return On Equity                    21.9%       23.1%                   23.0%                   22.5%       24.0%
 18   Net Interest Margin (FTE)           4.36%       4.58%                   4.41%                   4.38%       4.65%
 19   Efficiency Ratio (FTE)              40.7%       40.2%                   39.7%                   40.2%       38.9%

 20 Dividends Paid Per Share             $0.34       $0.32         6.3%      $0.34         0.0%      $0.68       $0.64         6.3%
 21 Dividend Payout Ratio                   46%         42%                     44%                     45%         41%



2. Net Interest Income.


                                   (dollars in thousands)
                                                             Q2'07 /                 Q2'07 /                           6/30'07YTD /
                                      Q2'07       Q2'06       Q2'06       Q1'07       Q1'07     6/30'07YTD  6/30'06YTD  6/30'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Interest and Fee Income (FTE)      $64,875     $67,788        -4.3%    $65,025        -0.2%   $129,900    $136,273        -4.7%
  2 Interest Expense                    18,816      16,285        15.5%     18,111         3.9%     36,927      30,796        19.9%
                                   ------------------------            ------------            ------------------------
  3 Net Interest Income (FTE)          $46,059     $51,503       -10.6%    $46,914        -1.8%    $92,973    $105,477       -11.9%
                                   ========================            ============            ========================

  4 Average Earning Assets          $4,245,342  $4,515,728        -6.0% $4,287,431        -1.0% $4,266,357  $4,560,953        -6.5%
  5 Average Interest-Bearing         2,926,090   3,139,054        -6.8%  2,961,252        -1.2%  2,943,515   3,172,210        -7.2%
       Liabilities
  6 Yield on Earning Assets (FTE)         6.12%       6.01%                   6.11%                   6.12%       6.00%
  7 Cost of Funds                         1.77%       1.44%                   1.70%                   1.73%       1.35%
  8 Net Interest Margin (FTE)             4.36%       4.58%                   4.41%                   4.38%       4.65%
  9 Interest Expense/Interest-            2.56%       2.07%                   2.46%                   2.51%       1.94%
      -Bearing Liabilities
 10 Net Interest Spread (FTE)             3.56%       3.94%                   3.65%                   3.61%       4.06%


WESTAMERICA BANCORPORATION           Public Information July 17, 2007
FINANCIAL HIGHLIGHTS
 June 30, 2007

3. Loans & Other Earning Assets.


                                   (average volume, dollars in thousands)
                                                             Q2'07 /                 Q2'07 /                           6/30'07YTD /
                                      Q2'07       Q2'06       Q2'06       Q1'07       Q1'07     6/30'07YTD  6/30'06YTD  6/30'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Total Assets                    $4,668,627  $4,948,443        -5.7% $4,713,173        -0.9% $4,691,007  $5,001,349        -6.2%
  2 Total Earning Assets             4,245,342   4,515,728        -6.0%  4,287,431        -1.0%  4,266,357   4,560,953        -6.5%
  3 Total Loans                      2,516,114   2,588,220        -2.8%  2,519,861        -0.1%  2,518,085   2,602,085        -3.2%
  4   Commercial Loans                 626,270     679,511        -7.8%    616,277         1.6%    621,400     685,142        -9.3%
  5   Commercial Real Estate Loans     883,942     914,373        -3.3%    900,625        -1.9%    892,261     918,606        -2.9%
  6   Consumer Loans                 1,005,902     994,336         1.2%  1,002,959         0.3%  1,004,424     998,337         0.6%
  7 Total Investment Securities      1,729,228   1,927,508       -10.3%  1,767,570        -2.2%  1,748,272   1,958,868       -10.8%
  8   Available For Sale               602,668     650,649        -7.4%    612,852        -1.7%    607,732     658,256        -7.7%
         (Market Value)
  9   Held To Maturity               1,126,560   1,276,859       -11.8%  1,154,718        -2.4%  1,140,540   1,300,612       -12.3%
 10       HTM Unrealized (Loss)        (18,668)    (33,374)        n/m      (5,955)         n/m    (18,668)    (33,374)        n/m
             at Period-End
 11 Loans / Deposits                      74.5%       70.9%                   73.5%                   74.0%       70.0%



4. Deposits &  Other Interest-Bearing Liabilities.


                                   (average volume, dollars in thousands)
                                                             Q2'07 /                 Q2'07 /                           6/30'07YTD /
                                      Q2'07       Q2'06       Q2'06       Q1'07       Q1'07     6/30'07YTD  6/30'06YTD  6/30'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Total Deposits                  $3,377,413  $3,652,030        -7.5% $3,427,010        -1.4% $3,402,548  $3,718,233        -8.5%
  2   Noninterest Demand             1,267,032   1,316,927        -3.8%  1,270,522        -0.3%  1,269,036   1,336,214        -5.0%
  3   Interest-Bearing Transaction     577,554     624,045        -7.4%    586,860        -1.6%    582,263     637,796        -8.7%
  4   Savings                          824,300     964,776       -14.6%    866,192        -4.8%    845,214     993,432       -14.9%
  5   Time > $100K                     496,338     503,488        -1.4%    484,887         2.4%    490,680     502,393        -2.3%
  6   Time < $100K                     212,189     242,793       -12.6%    218,549        -2.9%    215,355     248,398       -13.3%
  7 Total Short-Term Borrowings        778,841     766,936         1.6%    767,858         1.4%    773,116     752,622         2.7%
  8   Fed Funds Purchased              625,060     548,770        13.9%    596,965         4.7%    610,749     548,632        11.3%
  9   Other Short-Term Funds           153,781     218,166       -29.5%    170,893       -10.0%    162,367     203,990       -20.4%
 10 Long-Term Debt                      36,868      37,015        -0.4%     36,905        -0.1%     36,887      37,570        -1.8%
 11 Shareholders' Equity               408,564     424,999        -3.9%    414,957        -1.5%    411,791     424,916        -3.1%

 12 Demand Deposits /                     37.5%       36.1%                   37.1%                   37.3%       35.9%
       Total Deposits
 13 Transaction & Savings                 79.0%       79.6%                   79.5%                   79.2%       79.8%
      Deposits / Total Deposits


WESTAMERICA BANCORPORATION           Public Information July 17, 2007
FINANCIAL HIGHLIGHTS
 June 30, 2007

5. Interest Yields Earned & Rates Paid.


                                   (dollars in thousands)
                                                  Q2'07                                        Q2'06
                                   ------------------------------------   Q1'07    ------------------------------------
                                     Average     Income/      Yield/      Yield/     Average     Income/      Yield/
                                      Volume     Expense       Rate        Rate       Volume     Expense       Rate
                                   ------------------------------------------------------------------------------------
  1 Interest & Fees Income Earned
  2   Total Earning Assets (FTE)    $4,245,342     $64,875        6.12%       6.11% $4,515,728     $67,788        6.01%
  3   Total Loans (FTE)              2,516,114      41,938        6.69%       6.66%  2,588,220      42,490        6.58%
  4     Commercial Loans (FTE)         626,270      12,496        7.73%       7.67%    679,511      13,038        7.57%
  5     Commercial Real Estate         883,942      15,804        7.17%       7.18%    914,373      16,590        7.28%
           Loans
  6     Consumer Loans               1,005,902      13,638        5.50%       5.41%    994,336      12,862        5.25%
  7   Total Investment               1,729,228      22,937        5.31%       5.35%  1,927,508      25,298        5.25%
         Securities (FTE)
  8 Interest Expense Paid
  9   Total Earning Assets           4,245,342      18,816        1.77%       1.70%  4,515,728      16,285        1.44%
 10   Total Interest-Bearing         2,926,090      18,816        2.56%       2.46%  3,139,054      16,285        2.07%
         Liabilities
 11   Total Interest-Bearing         2,110,381       9,520        1.81%       1.74%  2,335,103       8,012        1.38%
            Deposits
 12      Interest-Bearing              577,554         528        0.37%       0.36%    624,045         427        0.27%
            Transaction
 13     Savings                        824,300       1,452        0.71%       0.66%    964,776         924        0.38%
 14     Time < $100K                   212,189       1,751        3.31%       3.22%    242,793       1,580        2.61%
 15     Time > $100K                   496,338       5,789        4.68%       4.66%    503,488       5,081        4.05%
 16   Total Short-Term Borrowings      778,841       8,718        4.43%       4.32%    766,936       7,695        3.97%
 17     Fed Funds Purchased            625,060       8,294        5.25%       5.24%    548,770       6,833        4.93%
 18     Other Short-Term Funds         153,781         424        1.10%       1.12%    218,166         861        1.58%
 19   Long-Term Debt                    36,868         578        6.27%       6.27%     37,015         578        6.25%

 20 Net Interest Income and Margin (FTE)           $46,059        4.36%       4.41%                $51,503        4.58%



6. Noninterest Income.


                                   (dollars in thousands except per share amounts)
                                                             Q2'07 /                 Q2'07 /                           6/30'07YTD /
                                      Q2'07       Q2'06       Q2'06       Q1'07       Q1'07     6/30'07YTD  6/30'06YTD  6/30'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Service Charges on                  $7,716      $7,186         7.4%     $7,528         2.5%    $15,244     $14,269         6.8%
       Deposit Accounts
  2 Merchant Credit Card Income          2,768       2,392        15.7%      2,449        13.0%      5,217       4,778         9.2%
  3 ATM Fees & Interchange                 714         717        -0.4%        677         5.5%      1,391       1,395        -0.3%
  4 Debit Card Fees                        960         876         9.6%        895         7.2%      1,856       1,704         8.9%
  5 Financial Services Fees                363         363        -0.0%        310        16.9%        673         661         1.9%
  6 Mortgage Banking Income                 33          49       -33.9%         30         9.6%         62          99       -36.9%
  7 Trust Fees                             304         287         6.0%        337        -9.6%        641         569        12.6%
  8 Other Income                         1,842       2,191       -15.9%      2,229       -17.4%      4,072       4,226        -3.6%
                                   ------------------------            ------------            ------------------------
  9 Sub-total                           14,700      14,061                  14,455                  29,156      27,701
 10 Life Insurance Gains                     0           0         n/m         822          n/m        822           0         n/m
                                   ------------------------            ------------            ------------------------
 11 Total Noninterest Income           $14,700     $14,061         4.5%    $15,277        -3.8%    $29,978     $27,701         8.2%
                                   ========================            ============            ========================
 12 Operating Ratios:
 13    Total Revenue (FTE)             $60,759     $65,564        -7.3%    $62,191        -2.3%   $122,951    $133,178        -7.7%
 14    Noninterest Income /               24.2%       21.4%                   24.6%                   24.4%       20.8%
          Revenue (FTE)
 15    Service Charges /                  0.92%       0.79%                   0.89%                   0.90%       0.77%
          Deposits (annualized)
 16    Total Revenue Per Share           $8.14       $8.38        -2.9%      $8.31        -2.1%      $8.23       $8.52        -3.4%
          (annualized)


WESTAMERICA BANCORPORATION           Public Information July 17, 2007
FINANCIAL HIGHLIGHTS
 June 30, 2007

7. Noninterest Expense.


                                   (dollars in thousands)
                                                             Q2'07 /                 Q2'07 /                           6/30'07YTD /
                                      Q2'07       Q2'06       Q2'06       Q1'07       Q1'07     6/30'07YTD  6/30'06YTD  6/30'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Salaries & Benefits                $12,622     $13,559        -6.9%    $12,568         0.4%    $25,189     $26,816        -6.1%
  2 Occupancy                            3,342       3,267         2.3%      3,291         1.5%      6,633       6,499         2.1%
  3 Equipment                            1,147       1,315       -12.8%      1,138         0.8%      2,284       2,581       -11.5%
  4 Data Processing                      1,543       1,531         0.8%      1,524         1.3%      3,066       3,065         0.0%
  5 Courier                                857         909        -5.7%        848         1.1%      1,705       1,831        -6.9%
  6 Postage                                396         397        -0.2%        410        -3.4%        806         807        -0.1%
  7 Telephone                              354         466       -24.1%        360        -1.8%        714         898       -20.5%
  8 Professional Fees                      409         833       -50.9%        495       -17.5%        904       1,291       -29.9%
  9 Stationery & Supplies                  269         272        -1.3%        315       -14.6%        583         542         7.7%
 10 Loan Expense                           171         236       -27.5%        167         2.1%        338         430       -21.4%
 11 Operational Losses                     171         255       -32.9%        160         6.9%        331         443       -25.4%
 12 Amortization of Identifiable           893       1,016       -12.1%        975        -8.4%      1,868       2,056        -9.1%
       Intangibles
 13 Other Operating                      2,532       2,289        10.6%      2,413         4.9%      4,949       4,570         8.3%
                                   ------------------------            ------------            ------------------------
 14 Total Noninterest Expense          $24,706     $26,345        -6.2%    $24,664         0.2%    $49,370     $51,829        -4.7%
                                   ========================            ============            ========================

 15 Full Time Equivalent Staff             910         904         0.7%        892         2.0%        901         922        -2.3%
 16 Average Assets /  Full Time         $5,130      $5,474        -6.3%     $5,284        -2.9%     $5,206      $5,424        -4.0%
       Equivalent Staff
 17 Operating Ratios:
 18    FTE Revenue / Full Time            $268        $291        -7.9%       $283        -5.3%       $275        $291        -5.5%
          Equiv. Staff
         (annualized)
 19    Noninterest Expense /              2.33%       2.34%                   2.33%                   2.33%       2.29%
          Earning Assets
         (annualized)
 20    Noninterest Expense /              40.7%       40.2%                   39.7%                   40.2%       38.9%
          Revenues


8. Provision for Credit Losses.


                                   (dollars in thousands)
                                                             Q2'07 /                 Q2'07 /                           6/30'07YTD /
                                      Q2'07       Q2'06       Q2'06       Q1'07       Q1'07     6/30'07YTD  6/30'06YTD  6/30'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Provision for Credit Losses            $75        $150       -50.0%        $75         0.0%       $150        $300       -50.0%
  2 Gross Loan Losses                    2,244         645       248.0%      1,244        80.4%      3,488       1,764        97.8%
  3 Net Loan Losses                      1,491         234       537.9%        516       188.9%      2,007         465       332.2%
  4 Recoveries / Gross Loan Losses          34%         64%                     59%                     42%         74%
  5 Average Total Loans             $2,516,114  $2,588,220        -2.8% $2,519,861        -0.1% $2,518,085  $2,602,085        -3.2%
  6 Net Loan Losses / Loans               0.24%       0.04%                   0.08%                   0.16%       0.04%
       (annualized)
  7 Provision for Credit Losses /         0.01%       0.02%                   0.01%                   0.01%       0.02%
       Loans (annualized)
  8 Provision for Credit Losses /          5.0%       64.2%                   14.5%                    7.5%       64.6%
       Net Loan Losses



9. Credit Quality.


                                   (dollars in thousands)
                                                            6/30/07 /               6/30/07 /
                                     06/30/07    06/30/06    06/30/06    3/31/07     3/31/07     12/31/06    9/30/06     3/31/06
                                   ------------------------------------------------------------------------------------------------
  1 Nonperforming Nonaccrual Loans      $3,140      $1,613        94.7%     $2,341        34.1%        $61      $1,162      $2,993
  2 Performing Nonaccrual Loans          1,898       3,899       -51.3%      2,459       -22.8%      4,404       3,889       3,232
                                   ------------------------            ------------            ------------------------------------
  3 Total Nonaccrual Loans               5,038       5,512        -8.6%      4,800         5.0%      4,465       5,051       6,225
  4 Accruing Loans 90+ Days                179         114         n/m          82         n/m          65         252          29
       Past Due                    ------------------------            ------------            ------------------------------------
  5 Total Nonperforming Loans            5,217       5,626        -7.3%      4,882         6.9%      4,530       5,303       6,254
  6 Repossessed Collateral                 613         656         n/m         647         n/m         647         656           0
  7 Total Nonperforming Loans &    ------------------------            ------------            ------------------------------------
  8     Repossessed Collateral          $5,830      $6,282        -7.2%     $5,529         5.4%     $5,177      $5,959      $6,254
                                   ========================            ============            ====================================

  9 Classified Loans                   $22,497     $25,682       -12.4%    $18,439        22.0%    $20,180     $24,111     $28,878
                                   ========================            ============            ====================================

 10 Allowance for Loan Losses          $53,473     $55,684        -4.0%    $54,889        -2.6%    $55,330     $55,338     $55,768
 11 Total Loans Outstanding          2,521,738   2,580,612        -2.3%  2,519,898         0.1%  2,531,734   2,552,929   2,639,968
 12 Total Assets                     4,647,069   4,905,642        -5.3%  4,748,829        -2.1%  4,769,335   4,844,116   5,054,309

 13 Allowance for Loan Losses /           2.12%       2.16%                   2.18%                   2.19%       2.17%       2.11%
      Total Loans
 14 Nonperforming Loans /                 0.21%       0.22%                   0.19%                   0.18%       0.21%       0.24%
       Total Loans
 15 Nonperforming Loans & Repossessed
 16     Collateral/Total Assets           0.13%       0.13%                   0.12%                   0.11%       0.12%       0.12%
 17 Allowance/Nonperforming Loans         1025%        990%                   1124%                   1221%       1044%        892%
 18 Allowance for Loan Losses /            238%        217%                    298%                    274%        230%        193%
       Classified Loans
 19 Classified Loans /
 20   (Equity + Allowance for              4.9%        5.4%                    3.9%                    4.2%        5.0%        5.9%
         Loan Losses)


WESTAMERICA BANCORPORATION           Public Information July 17, 2007
FINANCIAL HIGHLIGHTS
 June 30, 2007

10.Capital.


                                   (dollars in thousands, except per-share amounts)
                                                            6/30/07 /               6/30/07 /
                                     06/30/07    06/30/06    06/30/06    3/31/07     3/31/07     12/31/06    9/30/06     3/31/06
                                   ------------------------------------------------------------------------------------------------
  1 Shareholders' Equity              $407,982    $423,487        -3.7%   $419,810        -2.8%   $424,235    $428,732    $431,128
  2 Tier I Regulatory Capital          286,818     300,661        -4.6%    293,382        -2.2%    298,576     300,344     303,344
  3 Total Regulatory Capital           326,582     341,788        -4.4%    333,658        -2.1%    339,114     341,207     345,786

  4 Total Assets                     4,647,069   4,905,642        -5.3%  4,748,829        -2.1%  4,769,335   4,844,116   5,054,309
  5 Risk-Adjusted Assets             3,014,947   3,127,641        -3.6%  3,043,445        -0.9%  3,057,054   3,094,942   3,222,355

  6 Shareholders' Equity /                8.78%       8.63%                   8.84%                   8.90%       8.85%       8.53%
       Total Assets
  7 Shareholders' Equity /               16.18%      16.41%                  16.66%                  16.76%      16.79%      16.33%
       Total Loans
  8 Tier I Capital /Total Assets          6.17%       6.13%                   6.18%                   6.26%       6.20%       6.00%
  9 Tier I Capital  /                     9.51%       9.61%                   9.64%                   9.77%       9.70%       9.41%
       Risk-Adjusted Assets
 10 Total Capital /                      10.83%      10.93%                  10.96%                  11.09%      11.02%      10.73%
       Risk-Adjusted Assets
 11 Shares Outstanding                  29,732      31,201        -4.7%     30,158        -1.4%     30,547      30,910      31,544
 12 Book Value Per Share                $13.72      $13.57         1.1%     $13.92        -1.4%     $13.89      $13.87      $13.67
 13 Market Value Per Share               44.24       48.97        -9.7%      48.17        -8.2%      50.63       50.51       51.92



 14 Share Repurchase Programs



                                   (shares in thousands)
                                                             Q2'07 /                 Q2'07 /
                                      Q2'07       Q2'06       Q2'06       Q1'07       Q1'07     6/30'07YTD  6/30'06YTD  6/30'06YTD
                                   ------------------------------------------------------------------------------------------------
 15 Total Shares Repurchased /             456         491        -7.1%        447         2.0%        904         920        -1.8%
       Canceled
 16   Average Repurchase Price          $46.77      $50.47        -7.3%     $49.49        -5.5%     $48.12      $51.94        -7.4%
 17 Net Shares Repurchased                 426         343        24.4%        389         9.6%        815         681        19.7%


WESTAMERICA BANCORPORATION           Public Information July 17, 2007
FINANCIAL HIGHLIGHTS
 June 30, 2007

11.Period-End Balance Sheets.


                                   (dollars in thousands)
                                                            6/30/07 /               6/30/07 /
                                     06/30/07    06/30/06    06/30/06    3/31/07     3/31/07     12/31/06    9/30/06     3/31/06
                                   ------------------------------------------------------------------------------------------------
  1 Assets:
  2   Cash and Money Market Assets    $164,390    $189,204       -13.1%   $208,734       -21.2%   $185,009    $192,175    $188,481

  3   Investment Securities            582,959     620,294        -6.0%    602,220        -3.2%    615,525     617,736     642,996
         Available For Sale
  4   Investment Securities          1,104,132   1,243,936       -11.2%  1,142,382        -3.3%  1,165,092   1,211,589   1,307,848
         Held to Maturity
  5   Loans, gross                   2,521,738   2,580,612        -2.3%  2,519,898         0.1%  2,531,734   2,552,929   2,639,968
  6   Allowance For Loan Losses        (53,473)    (55,684)       -4.0%    (54,889)       -2.6%    (55,330)    (55,338)    (55,768)
                                   ------------------------            ------------            ------------------------------------
  7   Loans, net                     2,468,265   2,524,928        -2.2%  2,465,009         0.1%  2,476,404   2,497,591   2,584,200
                                   ------------------------            ------------            ------------------------------------

  8   Premises and Equipment            29,169      31,785        -8.2%     29,643        -1.6%     30,188      30,979      32,535
  9   Identifiable Intangible           20,215      24,114       -16.2%     21,108        -4.2%     22,082      23,098      25,130
         Assets
 10   Goodwill                         121,719     121,719         0.0%    121,719         0.0%    121,719     121,719     121,719
 11   Interest Receivable and          156,220     149,662         4.4%    158,014        -1.1%    153,316     149,229     151,400
         Other Assets              ------------------------            ------------            ------------------------------------
 12 Total Assets                    $4,647,069  $4,905,642        -5.3% $4,748,829        -2.1% $4,769,335  $4,844,116  $5,054,309
                                   ========================            ============            ====================================
 13 Liabilities and Shareholders'
       Equity:
 14   Deposits:
 15     Noninterest Bearing         $1,266,941  $1,330,280        -4.8% $1,293,920        -2.1% $1,341,019  $1,298,519  $1,355,426
 16     Interest-Bearing               554,036     606,633        -8.7%    584,026        -5.1%    588,668     581,705     641,264
           Transaction
 17     Savings                        809,791     951,819       -14.9%    851,800        -4.9%    865,268     926,262   1,004,964
 18     Time                           704,264     758,315        -7.1%    714,626        -1.5%    721,779     744,645     737,532
                                   ------------------------            ------------            ------------------------------------
 19   Total Deposits                 3,335,032   3,647,047        -8.6%  3,444,372        -3.2%  3,516,734   3,551,131   3,739,186
                                   ------------------------            ------------            ------------------------------------

 20   Short-Term Borrowed Funds        809,261     746,517         8.4%    776,781         4.2%    731,977     768,841     784,639
 21   Debt Financing and                36,846      36,993        -0.4%     36,883        -0.1%     36,920      36,956      37,030
         Notes Payable
 22   Liability For Interest,
         Taxes and Other                57,948      51,598        12.3%     70,983       -18.4%     59,469      58,456      62,326
                                   ------------------------            ------------            ------------------------------------
 23 Total Liabilities                4,239,087   4,482,155        -5.4%  4,329,019        -2.1%  4,345,100   4,415,384   4,623,181
                                   ------------------------            ------------            ------------------------------------
 24 Shareholders' Equity:
 25   Paid-In Capital                 $338,290    $346,224        -2.3%   $341,724        -1.0%   $344,263    $346,603    $344,941
 26   Accumulated Other
 27      Comprehensive
         (Loss) Income                    (777)     (4,771)        n/m       3,593         n/m       1,850       1,805        (830)
 28   Retained Earnings                 70,469      82,034       -14.1%     74,493        -5.4%     78,122      80,324      87,017
                                   ------------------------            ------------            ------------------------------------
 29 Total Shareholders' Equity         407,982     423,487        -3.7%    419,810        -2.8%    424,235     428,732     431,128
                                   ------------------------            ------------            ------------------------------------
 30 Total Liabilities and           $4,647,069  $4,905,642        -5.3% $4,748,829        -2.1% $4,769,335  $4,844,116  $5,054,309
       Shareholders' Equity        ========================            ============            ====================================


WESTAMERICA BANCORPORATION           Public Information July 17, 2007
FINANCIAL HIGHLIGHTS
 June 30, 2007

12.Income Statements.


                                   (dollars in thousands, except per-share amounts)
                                                             Q2'07 /                 Q2'07 /
                                      Q2'07       Q2'06       Q2'06       Q1'07       Q1'07     6/30'07YTD  6/30'06YTD  6/30'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Interest and Fee Income:
  2   Loans                            $40,727     $41,160        -1.1%    $40,167         1.4%    $80,894     $82,266        -1.7%
  3   Money Market Assets and                2           2         n/m           2         n/m           3           2         n/m
         Funds Sold
  4   Investment Securities              6,841       7,377        -7.3%      7,122        -3.9%     13,963      14,952        -6.6%
         Available For Sale
  5   Investment Securities             11,771      13,338       -11.8%     12,083        -2.6%     23,854      27,124       -12.1%
         Held to Maturity          ------------------------            ------------            ------------------------
  6 Total Interest Income               59,341      61,877        -4.1%     59,374        -0.1%    118,714     124,344        -4.5%
                                   ------------------------            ------------            ------------------------
  7 Interest Expense:
  8   Transaction Deposits                 528         427        23.6%        523         0.9%      1,051         855        23.0%
  9   Savings Deposits                   1,452         924        57.1%      1,409         3.1%      2,861       1,822        57.0%
 10   Time Deposits                      7,540       6,661        13.2%      7,305         3.2%     14,845      12,577        18.0%
 11   Short-Term Borrowed Funds          8,718       7,695        13.3%      8,296         5.1%     17,014      14,366        18.4%
 12   Debt Financing and                   578         578         0.0%        578         0.0%      1,156       1,176        -1.7%
         Notes Payable             ------------------------            ------------            ------------------------
 13 Total Interest Expense              18,816      16,285        15.5%     18,111         3.9%     36,927      30,796        19.9%
                                   ------------------------            ------------            ------------------------

 14 Net Interest Income                 40,525      45,592       -11.1%     41,263        -1.8%     81,787      93,548       -12.6%
                                   ------------------------            ------------            ------------------------

 15 Provision for Credit Losses             75         150       -50.0%         75         0.0%        150         300       -50.0%
                                   ------------------------            ------------            ------------------------
 16 Noninterest Income:
 17   Service Charges on                 7,716       7,186         7.4%      7,528         2.5%     15,244      14,269         6.8%
         Deposit Accounts
 18   Merchant Credit Card               2,768       2,392        15.7%      2,449        13.0%      5,217       4,778         9.2%
 19   Financial Services                   363         363        -0.0%        310        16.9%        673         661         1.9%
         Commissions
 20   Mortgage Banking                      33          49       -33.9%         30         9.6%         62          99       -36.9%
 21   Trust Fees                           304         287         6.0%        337        -9.6%        641         569        12.6%
 22   Life Insurance Gains                   0           0         n/m         822         n/m         822           0         n/m
 23   Other                              3,516       3,784        -7.1%      3,801        -7.5%      7,319       7,325        -0.1%
                                   ------------------------            ------------            ------------------------
 24 Total Noninterest Income            14,700      14,061         4.5%     15,277        -3.8%     29,978      27,701         8.2%
                                   ------------------------            ------------            ------------------------
 25 Noninterest Expense:
 26   Salaries and Related              12,622      13,559        -6.9%     12,568         0.4%     25,189      26,816        -6.1%
         Benefits
 27   Occupancy                          3,342       3,267         2.3%      3,291         1.5%      6,633       6,499         2.1%
 28   Equipment                          1,147       1,315       -12.8%      1,138         0.8%      2,284       2,581       -11.5%
 29   Data Processing                    1,543       1,531         0.8%      1,524         1.3%      3,066       3,065         0.0%
 30   Professional Fees                    409         833       -50.9%        495       -17.5%        904       1,291       -29.9%
 31   Other                              5,643       5,840        -3.4%      5,648        -0.1%     11,294      11,577        -2.4%
                                   ------------------------            ------------            ------------------------
 32 Total Noninterest Expense           24,706      26,345        -6.2%     24,664         0.2%     49,370      51,829        -4.7%
                                   ------------------------            ------------            ------------------------

 33 Income Before Income Taxes          30,444      33,158        -8.2%     31,801        -4.3%     62,245      69,120        -9.9%
 34 Provision for income taxes           8,093       8,664        -6.6%      8,231        -1.7%     16,324      18,509       -11.8%
                                   ------------------------            ------------            ------------------------
 35 Net Income                         $22,351     $24,494        -8.8%    $23,570        -5.2%    $45,921     $50,611        -9.3%
                                   ========================            ============            ========================

 36 Average Shares Outstanding          29,938      31,364        -4.5%     30,342        -1.3%     30,139      31,525        -4.4%
 37 Diluted Average Shares              30,365      31,932        -4.9%     30,824        -1.5%     30,593      32,103        -4.7%
       Outstanding
 38 Per Share Data:
 39   Basic Earnings                     $0.75       $0.78        -4.4%      $0.78        -3.9%      $1.52       $1.61        -5.1%
 40   Diluted Earnings                    0.74        0.77        -4.0%       0.76        -3.7%       1.50        1.58        -4.8%
 41   Dividends Paid                      0.34        0.32         6.3%       0.34         0.0%       0.68        0.64         6.3%
